SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 9, 2002



Commission      Registrant; State of Incorporation;          I.R.S. Employer
File Number      Address; and Telephone Number              Identification No.
-----------    -------------------------------------------  ------------------

333-21011      FIRSTENERGY CORP.                                 34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402


1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


1-3583         THE TOLEDO EDISON COMPANY                         34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402



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Item 5.  Other Events

         FirstEnergy Nuclear Operating Company issued a press release, filed as an Exhibit to this Form 8-K, relating to the Davis-Besse Nuclear Power Station, which is jointly owned by The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp.


Item 7.  Exhibits

Exhibit No.                  Description
-----------                  -----------

     99            Press Release of FirstEnergy Nuclear Operating Company.

















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                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 11, 2002




                                              FIRSTENERGY CORP.
                                              -----------------
                                                 Registrant

                                           THE CLEVELAND ELECTRIC
                                           ----------------------
                                            ILLUMINATING COMPANY
                                            --------------------
                                                 Registrant

                                          THE TOLEDO EDISON COMPANY
                                          -------------------------
                                                 Registrant



                                           /s/  Harvey L. Wagner
                                     ---------------------------------
                                                Harvey L. Wagner
                                           Vice President, Controller
                                          and Chief Accounting Officer



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